April 11, 2016
DREYFUS-MANAGED FUNDS OFFERING CLASS Y SHARES
GENERAL GOVERNMENT SECURITIES MONEY MARKET FUNDS, INC.
- General Government Securities Money Market Fund
 - General Treasury Prime Money Market Fund
GENERAL MONEY MARKET FUND, INC.
THE DREYFUS/LAUREL FUNDS, INC.
- General AMT-Free Municipal Money Market Fund
 - General Treasury and Agency Money Market Fund
Supplement to Current Statement of Additional Information
The following information supplements and supersedes any contrary information in the fund's statement of additional information:
Class Y shares of a fund have established an exchange privilege between Class Y shares of other funds in the Dreyfus Family of Funds, as well as between Dreyfus Class shares of each of General AMT-Free Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Treasury and Agency Money Market Fund and General Treasury Prime Money Market Fund, provided that, with respect to Dreyfus Class shares of such funds, the investor meets the eligibility requirements for investing in such shares.
Dreyfus Class shares of each of General AMT-Free Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Treasury and Agency Money Market Fund and General Treasury Prime Money Market Fund have established an exchange privilege between Class Y shares of other funds in the Dreyfus Family of Funds and of BNY Mellon Income Stock Fund, provided that, with respect to Class Y shares of such funds, the investor meets the eligibility requirements for investing in such shares.